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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 7, 2001


                              DIEDRICH COFFEE, INC.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                   000-21203                33-0086628
----------------------------    --------------------   -------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


2144 Michelson Drive, Irvine, California                           92612
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (949) 260-1600


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.


         On December 7, 2001, the board of directors of Diedrich Coffee, Inc. (the "Company") announced that Randy Powell and Richard Spencer had joined the Company's board of directors. The board also appointed Mr. Powell to serve on the Company's audit committee. He will replace Paul Heeschen, who currently serves on the audit committee with Lawrence Goelman and Peter Churm. The terms of office for Mr. Powell and Mr. Spencer will be concurrent with the four existing directors. All of the Company's directors will stand for re-election at the 2002 annual meeting of stockholders.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)               Exhibits.

                  The following exhibits are filed with this report on Form 8-K:


    Exhibit
     Number                Description
    -------                -----------

      99.1                 Press Release


                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              DIEDRICH COFFEE, INC.
                                              a Delaware corporation


                                              By:  /s/ Matthew C. McGuinness
                                                   ----------------------------
Date:  December 7, 2001                            Matthew C. McGuinness
                                                   Executive Vice President and
                                                   Chief Financial Officer
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                                  EXHIBIT INDEX



    Exhibit
     Number                Description
    -------                -----------

      99.1                 Press Release